UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 18, 2024

MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31719	13-4204626
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Oceangate, Suite 100,	Long Beach,	California	90802
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (562) 435-3666
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	MOH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.
☐

Item 1.01. Entry into a Material Definitive Agreement.

6.250% Senior Notes due 2033

On November 18, 2024 (the “Settlement Date”), Molina Healthcare, Inc., a Delaware corporation (the “Company”), completed the private offering of $750.0 million aggregate principal amount of the Company’s 6.250% Senior Notes due 2033 (the “Notes”) pursuant to an indenture, dated as of the Settlement Date, by and between the Company and U.S. Bank Trust Company, National Association, as trustee, attached as Exhibit 4.1 to this Current Report on Form 8-K (the “Indenture”).

The following is a brief description of the terms of the Notes and the Indenture.

Interest and Maturity

The Notes bear interest at the rate of 6.250% per year. Interest on the Notes is payable semi-annually in arrears on January 15 and July 15 of each year, commencing July 15, 2025. Interest accrues from the Settlement Date. The Notes will mature on January 15, 2033.

Ranking

The Notes are senior unsecured obligations of the Company and rank pari passu in right of payment with all existing and future senior debt and senior to all existing and future subordinated debt of the Company. The Notes are effectively subordinated to all existing and future secured debt of the Company to the extent of the value of the assets securing such debt. In addition, the Notes are structurally subordinated to all indebtedness and other liabilities, including trade payables, of the Company’s subsidiaries.

Future Guarantors

Each of the Company’s existing and future domestic unregulated subsidiaries that guarantees any of the Company’s indebtedness under its credit agreement in the future will be required to guarantee the Notes on a pari passu basis. The Notes will not initially be guaranteed by any of the Company’s subsidiaries.

Optional Redemption

The Notes are redeemable on and after January 15, 2028 at the redemption prices specified in the Indenture plus accrued and unpaid interest, if any, to, but not including, the redemption date. In addition, the Company may redeem up to 40% of the Notes prior to January 15, 2028 with the net cash proceeds of certain equity offerings at the redemption price specified in the Indenture plus accrued and unpaid interest, if any, to, but not including, the redemption date. The Company may also redeem some or all of the Notes prior to January 15, 2028 at a redemption price equal to 100% of the principal amount of the Notes redeemed plus accrued and unpaid interest, if any, to, but not including, the redemption date, plus an applicable “make-whole premium”.

In connection with any tender offer, other offer to purchase or exchange offer for all or any of the Notes (including a change of control offer, an alternate offer or an asset sale offer), if holders of no less than 90% of the aggregate principal amount of the Notes validly tender their Notes, the Company, or any third party making such offer in lieu of the Company, are entitled to redeem any remaining Notes at (i) in the case of a tender offer or other offer to purchase, the price offered to each holder or (ii) in the case of an exchange offer, for the same consideration provided in such exchange offer.

Repurchase at the Option of the Holders upon a Change of Control

Upon the occurrence of a Change of Control (as defined in the Indenture), unless the Company has exercised its right to redeem all of the Notes as described under “Optional Redemption” above, each holder of the Notes will have the right to require the Company to repurchase all or any part of such holder’s Notes at a purchase price calculated as provided in the Indenture plus accrued and unpaid interest, to, but not including, the repurchase date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

Covenants

The Indenture governing the Notes limits the Company’s and its consolidated subsidiaries’ ability to, among other things:

●	create certain liens;

●	enter into sale and leaseback transactions (except as provided in the Indenture);

●
issue, assume or guarantee indebtedness for money borrowed that is secured by a lien on certain of the Company’s principal property (or on any shares of capital stock of the Company’s subsidiaries that own such principal property) without securing the Notes on a pari passu basis (except as provided in the Indenture); and

●	consolidate with or merge with or into, or sell, transfer, convey or lease all or substantially all of the Company’s or its subsidiaries’ properties and assets, taken as a whole, to another person.

No Registration Rights

The Company will not be required to, nor does it intend to, register the Notes for resale under the Securities Act of 1933, as amended, or the securities laws of any other jurisdiction.

Events of Default

The Indenture provides for customary events of default, including cross acceleration to certain other indebtedness of the Company.

The foregoing description of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the Indenture and the form of Note filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Notes and the Indenture is incorporated herein by reference into this Item 2.03.

Item 8.01. Other Events.

On the Settlement Date, the Company issued a press release announcing the closing of the offering of the Notes. The full text of the press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

4.1	Indenture, dated as of November 18, 2024, by and between Molina Healthcare, Inc. and U.S. Bank Company Trust Company, National Association, as Trustee

4.2	Form of Note (included in Exhibit 4.1)

99.1	Press release of Molina Healthcare, Inc. issued November 18, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date: November 18, 2024	By:	/s/ Jeff D. Barlow
Jeff D. Barlow, Chief Legal Officer and Secretary